PGIM INVESTMENTS | Bringing you the investment managers of Prudential Financial, Inc.
PGIM Jennison Small Company Fund

A: PGOAX	B: CHNDX	C: PSCCX	R: JSCRX	Z: PSCZX	R2: PSCHX	R4: PSCJX	R6†: PJSQX
SUMMARY PROSPECTUS  |  November 29, 2018 as reissued June 18, 2019
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can ﬁnd the Fund's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at www.pgiminvestments.com/prospectus. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: prospectus@pgim.com. The Fund’s Prospectus and SAI, with the Prospectus being dated November 29, 2018, as supplemented and amended from time to time, and the Fund's most recent shareholder report, dated September 30, 2018, are all incorporated by reference into (legally made a part of) this Summary Prospectus.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
INVESTMENT OBJECTIVE
The investment objective of the Fund is capital growth.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and an eligible group of related investors purchase, or agree to purchase in the future, $25,000 or more in shares of the Fund or other funds in the PGIM Funds family. More information about these discounts as well as other waivers or discounts is available from your financial professional and is explained in Reducing or Waiving Class A's and Class C’s Sales Charges on page 23 of the Fund's Prospectus, Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries on page 50 of the Fund's Prospectus and in Rights of Accumulation on page 50 of the Fund's Statement of Additional Information (SAI).
Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class R	Class Z	Class R2	Class R4	Class R6†
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00%	5.00%	1.00%	None	None	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None	None	None
Redemption fee	None	None	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15	None	None*	None	None	None
To enroll in e-delivery, go to pgiminvestments.com/edelivery
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*Direct Transfer Agent Accounts holding under $10,000 of Class Z shares are subject to the $15 fee.
†Formerly known as Class Q.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Z	Class R2	Class R4	Class R6(1)
Management fees	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%
Distribution or distribution and service (12b-1) fees	0.30%	1.00%	1.00%	0.75%	None	0.25%	None	None
Other expenses:	0.17%	0.58%	0.15%	0.17%	0.15%	1.09%	4.53%	0.02%
Shareholder service fee	0.00%	0.00%	0.00%	0.00%	0.00%	0.10%(2)	0.10%(2)	0.00%
Remainder of other expenses	0.17%	0.58%	0.15%	0.17%	0.15%	0.99%	4.43%	0.02%
Total annual Fund operating expenses	1.13%	2.24%	1.81%	1.58%	0.81%	2.00%	5.19%	0.68%
Fee waiver and/or expense reimbursement	None	(0.20)%	None	(0.25)%	None	(0.82)%	(4.26)%	None
Total annual Fund operating expenses after fee waiver and/or expense reimbursement(3,4)	1.13%	2.04%	1.81%	1.33%	0.81%	1.18%	0.93%	0.68%
(1) Formerly known as Class Q.
(2) “Shareholder service fee” reflects maximum allowable fees under a shareholder services plan.
(3) PGIM Investments LLC (PGIM Investments) has contractually agreed, through January 31, 2020, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the Total Annual Fund Operating Expenses to exceed 2.04% of average daily net assets for Class B shares, 1.18% of average daily net assets for Class R2 shares, or 0.93% of average daily net assets for Class R4 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This expense limitation may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors
(4) The distributor of the Fund has contractually agreed through January 31, 2020 to reduce its distribution and service (12b-1) fees applicable to Class R shares to 0.50% of the average daily net assets of Class R shares. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.
Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only reflected in the 1-Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$659	$889	$1,138	$1,849	$659	$889	$1,138	$1,849
Class B	$707	$981	$1,282	$2,146	$207	$681	$1,182	$2,146
Class C	$284	$569	$980	$2,127	$184	$569	$980	$2,127
Class R	$135	$474	$837	$1,857	$135	$474	$837	$1,857
Class Z	$83	$259	$450	$1,002	$83	$259	$450	$1,002
Class R2	$120	$548	$1,002	$2,261	$120	$548	$1,002	$2,261
Class R4	$95	$1,173	$2,247	$4,915	$95	$1,173	$2,247	$4,915
Class R6†	$69	$218	$379	$847	$69	$218	$379	$847
†Formerly known as Class Q.
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 43% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The subadviser seeks investments whose price will increase over time. The subadviser normally invests at least 80% of the Fund’s investable assets in equity and equity-related securities of small, less well-known companies that the subadviser believes are relatively undervalued. In deciding which stocks to buy, the subadviser uses a blend of both value and growth styles. The subadviser looks for stocks in a variety of different industries and sectors that the subadviser believes have attractive valuations, and should experience superior earnings growth on an intermediate term basis. The subadviser generally bases its belief on its proprietary forecasts of each company’s potential earnings growth for periods greater than one year. “Investable assets” consist of the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.
The Fund currently considers small companies to be those with a market capitalization less than the largest market capitalization of the Russell 2500 Index at the time of investment. The market capitalization within the index will vary, but as of October 31, 2018, the median market capitalization was approximately $1.197 billion and the largest company by market capitalization was approximately $17.652 billion. The portfolio is diversified and typically will include stocks representing all of the sectors in the Russell 2500 Index.
Principal Risks. All investments have risks to some degree. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your investment.
Small Company Risk. Small company stocks present above-average risks in comparison to larger companies. Small companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may be less liquid and fluctuate in value more than the stocks of larger, more established companies.
Equity and Equity-Related Securities Risks. The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund's holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
Blend Style Risk. The Fund's blend investment style may subject the Fund to risks of both value and growth investing. The portion of the portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking higher than average capital growth. The portion of the portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Fund to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Management Risk. The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
Performance. The following bar chart shows the Fund's performance for Class Z shares for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following table shows the average annual returns of each of the Fund’s share classes and also compares the Fund’s performance with the average annual total returns of an index or other benchmark and a group of similar mutual funds. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.pgiminvestments.com.

Best Quarter:		Worst Quarter:
18.47%	2nd Quarter 2009	-26.89%	4th Quarter 2008

1 Prior to this year, the annual total returns bar chart displayed returns for the Fund’s Class A shares. The Fund now shows annual total returns for Class Z shares in light of the relative growth of assets of this share class. The return for Class Z shares from January 1, 2018 to September 30, 2018 was 7.86%.
Average Annual Total Returns % (including sales charges) (as of 12-31-17)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class A shares	12.88%	12.22%	7.69%	-
Class B shares	13.50%	12.58%	7.43%	-
Class C shares	17.51%	12.65%	7.51%	-
Class R shares	19.26%	13.27%	8.06%	-
Class R2 shares*	N/A	N/A	N/A	N/A
Class R4 shares*	N/A	N/A	N/A	N/A
Class R6 shares†	20.03%	14.01%	N/A	12.19% (11/29/10)

Class Z Shares %
Return Before Taxes	19.68%	13.79%	8.57%	-
Return After Taxes on Distributions	17.46%	11.13%	7.12%	-
Return After Taxes on Distribution and Sale of Fund Shares	12.77%	10.56%	6.69%	-
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Z shares. After-tax returns for other classes will vary due to differing sales charges and expenses.
* Average annual total returns are not shown for either Class R2 shares or Class R4 shares, because Class R2 shares and Class R4 shares are new. Performance for Class R2 shares and Class R4 shares will be included after Class R2 shares and Class R4 shares have been in existence for a full calendar year.
†Formerly known as Class Q.
Index % (reflects no deduction for fees, expenses or taxes)
Russell 2500 Index	16.81%	14.33%	9.22%	-
S&P SmallCap 600 Index	13.23%	15.99%	10.43%	-

Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Small-Cap Core Funds Average*	12.56%	13.01%	8.21%	-
Lipper Small-Cap Growth Funds Average*	23.16%	13.83%	8.31%	-
* The Fund is compared to the Lipper Small-Cap Core Funds Performance universe, although Lipper classifies the Fund in the Lipper Small-Cap Growth Funds Performance universe. The Lipper Small-Cap Core Funds Performance universe is utilized because the Fund’s manager believes that the funds included in this universe provide a more appropriate basis for Fund performance comparisons.
MANAGEMENT OF THE FUND
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Jennison Associates LLC	John P. Mullman, CFA*	Managing Director	May 2000
		Jonathan M. Shapiro	Managing Director	July 2018
		Jason M. Swiatek, CFA	Managing Director	November 2013
* Mr. Mullman has announced his retirement effective on or about March 31, 2020.

BUYING AND SELLING FUND SHARES
	Class A**	Class C**	Class R**	Class Z**	Class R2	Class R4	Class R6
Minimum initial investment*	$2,500	$2,500	None	Institutions: $5 million Group Retirement Plans: None	None	None	Institutions: $5 million Group Retirement Plans: None
Minimum subsequent investment*	$100	$100	None	None	None	None	None
* Class B shares are closed to new purchases except for exchanges from Class B shares of another fund. Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Class B Shares” in the Prospectus for more information.
** Certain share classes were closed to investments by new group retirement plans effective June 1, 2018. Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Certain Share Classes to New Group Retirement Plans” in the Prospectus for more information.
For Class A and Class C shares, the minimum initial investment for retirement accounts and custodial accounts for minors is $1,000 and the minimum subsequent investment is $100. For Class A and Class C shares, the minimum initial and subsequent investment for Automatic Investment Plan purchases is $50. Class R, Class R2, Class R4 and Class R6 shares are generally not available for purchase by individuals. Class Z shares may be purchased by certain individuals, subject to minimum investment and/or other requirements. Please see “How to Buy, Sell and Exchange Fund Shares—How to Buy Shares—Qualifying for Class R Shares,” “—Qualifying for Class Z Shares,” “—Qualifying for Class R2 and Class R4 Shares,” and “—Qualifying for Class R6 Shares” in the Prospectus for purchase eligibility requirements.
Your financial intermediary may impose different investment minimums. You can purchase or redeem shares on any business day that the Fund is open through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO FINANCIAL INTERMEDIaries
If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary’s website for more information.

Notes

Notes

By Mail:	Prudential Mutual Fund Services LLC, PO Box 9658, Providence, RI 02940
By Telephone:	800-225-1852 or 973-367-3529 (outside the US)
On the Internet:	www.pgiminvestments.com
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